UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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McDonald's Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of Annual Meeting
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
McDonald's Annual Shareholders' Meeting to be Held on May 21, 2020

McDONALD'S CORPORATION

C/O McDONALD'S CORPORATION
POST OFFICE BOX 9112
FARMINGDALE, NY 11735-9544
Annual Shareholders' Meeting Information
Date:	May 21, 2020
Time:	8:30 a.m. Central Time
Location:	Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/MCD2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MCD2020 and be sure to have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code with your smartphone on the reverse side, or easily request a paper copy (see reverse side).

A list of registered stockholders entitled to vote at the meeting will be available during the meeting.

We encourage you to access and review the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE at www.proxyvote.com:
NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit www.proxyvote.com, or scan the QR code below with your smartphone.
How to Request and Receive a PAPER or EMAIL Copy at No Charge:
For timely delivery, use one of the following methods by May 7, 2020 to request a paper copy of the proxy materials. Future delivery requests can also be submitted via one of these methods.
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY EMAIL:	Send a blank email with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line to sendmaterial@proxyvote.com.
You will only receive a paper or email copy of the proxy materials if you request one. To request and receive an electronic copy of the proxy materials by email, log onto www.proxyvote.com and follow the online instructions.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com or, from a smartphone, scan the QR code above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX located on the following page) available and follow the instructions to vote these shares by submitting a proxy via the Internet.
During The Meeting:
Go to www.virtualshareholdermeeting.com/MCD2020. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone.

Voting Items
The Board of Directors (the Board) of McDonald's Corporation (the Company) recommends a vote FOR each of the following nominees.
1.	Election of Directors (each for a one-year term expiring in 2021):
1a.	Lloyd Dean
1b.	Robert Eckert
1c.	Catherine Engelbert
1d.	Margaret Georgiadis
1e.	Enrique Hernandez, Jr.
1f.	Christopher Kempczinski
1g.	Richard Lenny
1h.	John Mulligan
1i.	Sheila Penrose
1j.	John Rogers, Jr.
1k.	Paul Walsh
1l.	Miles White

This is not a ballot or a proxy. You cannot use this notice to vote these shares.
The Board recommends a vote FOR management proposals 2 through 4.
2.	Advisory vote to approve executive compensation.
3.	Advisory vote to approve the appointment of Ernst & Young LLP as independent auditor for 2020.
4.	Vote to approve the Company's Amended and Restated 2012 Omnibus Stock Ownership Plan.
The Board recommends a vote AGAINST proposals 5 and 6.
5.	Advisory vote on a shareholder proposal requesting to change the thresholds to call special shareholder meetings, if properly presented.
6.	Advisory vote on a shareholder proposal requesting the Board issue a report on sugar and public health, if properly presented.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.